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PROSPECTUS SUPPLEMENT DATED OCTOBER 3, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Institutional Class shares of the Funds listed below:

AIM GLOBAL GROWTH FUND
AIM GLOBAL SMALL & MID CAP GROWTH FUND

AIM INTERNATIONAL CORE EQUITY FUND
AIM INTERNATIONAL GROWTH FUND

The following information replaces in its entirety the information appearing under the heading "PERFORMANCE INFORMATION -- PERFORMANCE TABLE -- GLOBAL SMALL & MID CAP GROWTH -- INSTITUTIONAL CLASS" on page 5 of the prospectus:

"AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------- --------- -------------- ----------- ------------ -----------
(for the periods ended                               1            5            10         SINCE     INCEPTION
December 31, 2007)                                  YEAR        YEARS        YEARS      INCEPTION      DATE
------------------------------------------------- --------- -------------- ----------- ------------ -----------
GLOBAL SMALL & MID CAP GROWTH                                                                       09/15/94(1)
-- INSTITUTIONAL CLASS(1)
   Return Before Taxes                              18.87        24.97       10.10           -
   Return After Taxes on Distributions              16.43        23.77        9.00           -
   Return After Taxes on Distributions and Sale
       of Fund Shares                               15.34        22.16        8.64           -
------------------------------------------------- --------- -------------- ----------- ------------ -----------
MSCI World Index(SM)(2)                              9.04        16.96        7.00           -
MSCI World Growth Index(2,3)                        14.76        15.48        5.73           -
Lipper Global Small/Mid-Cap Funds Category
   Average(6)                                        9.08        21.27       10.53           -
Lipper Global Small/Mid-Cap Growth Funds
   Category Average(6,7)                            11.83        22.64       12.58          -"

The following information replaces in its entirety the information appearing in footnote 6 and a new footnote is being added as footnote 7 and all subsequent footnotes are hereby renumbered accordingly under the heading "PERFORMANCE INFORMATION -- PERFORMANCE TABLE" on pages 5 and 6 of the prospectus:

"(6) In addition, the Lipper Global Small/Mid-Cap Funds Category Average (which may or may not include the fund) is included for comparison to a peer group. As of the date of this supplement, the fund has elected to use the Lipper Global Small/Mid-Cap Funds Category Average as its peer group benchmark because Lipper has discontinued the fund's former peer group benchmark, the Lipper Global Small/Mid-Cap Growth Funds Category Average. The Lipper Global Small/Mid-Cap Funds Category Average represents an average of all funds in the Lipper Global Small/Mid-Cap Funds category. These funds invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper's global large-cap floor.

(7) The Lipper Global Small/Mid-Cap Growth Category Average represents an average of all the funds in the Lipper Global Small/Mid-Cap Growth Funds category. These funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World Broad Market Index. The S&P/Citigroup World BMI is a subset of the developed markets portion of the S&P/Citigroup Global BMI. The S&P/Citigroup Global BMI is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria."